Exhibit 10.20E

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

SIXTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated March 17, 2004, as subsequently amended (collectively, the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer desires to use CSG’s Account Hierarchies service for the fees set forth below. As a result, for the fees set forth below, the following changes are made to the Agreement:

(a) The definition of “Services” in Schedule C and in the Agreement shall be amended to include Account Hierarchies. Account Hierarchies provides customers with a basic hierarchical infrastructure where accounts can be linked together in a hierarchical manner to support multiple lines of business, as well as Business-to-Business accounts. Multiple groups will be created that connect subservient accounts across an entire business organization.

(b) Schedule F is amended to include the following fees for Account Hierarchies:

Account Hierarchies

Description of Item/Unit of Measure	Frequency	Fee
1. ********** (**** *)
a. ********** *** **** *******	*******	$*.****
2. ***** *** **** (**** *)
a. ******* – ******* *** ****** (******* ***) (*** *******)	*** *******	$*,***.**
b. ********* ****** *****
• ********** ** ****** ***** ******	*** *******/*** ****	$***.**
• ********** ** ******* ***** ******	*** *******/*** ****	$***.**
• ****** ********** – ****** ****** **** (*** ****)	*** ****	$*.****

**** *: ***** ** ******* ***.* ****** ********* (***** *** ********), ***** *********** *** ** ********* ** ********** ***** *********** **** *** **********.

**** *: ***** ** ******* ***.* ****** ********* (***** *** ********), *** ***** ******** ******** ********** **** ***** *** ****.

2. Customer desires to license CSG’s *** *** ** ** ********** ***** (*) *******. Therefore, for the fees set forth in Schedule F, Exhibit B-2 is hereby amended ** ******** *** ****** **** *** (*) ******* ** ******** (**) *******; ********, *******, **** *** ****** ** ***** *** ******* *** **** *** ***** ***** (*) *** *** *******. *** ****** *********** *** *** *** ***** (*) *** *** ******* **** ** ******* ** ********** **** ******** * ** *** *********.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**	Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (“Effective Date”).

CSG SYSTEMS, INC. (“CSG”)		COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)

By:	/s/ Richard W. Norman	By:	/s/ D H Richardson

Name:	Richard W. Norman	Name:	D H Richardson

Title:	VP CSG Systems	Title:	SVP Administration

Date:	3/24/06	Date:	3/17/06

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES